                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 7, 1999
       -----------------------------------------------------------------
               Date of Report (Date of earliest event reported)


             Imperial Credit Commercial Mortgage Investment Corp.
     ---------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Maryland                      0-23089                 95-4648345
----------------------------      -------------------       ------------------
State or other jurisdiction           (Commission             (IRS Employer
   of incorporation)                  File Number)          Identification No.)


           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
   -------------------------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)


                                (310) 231-1280
         ------------------------------------------------------------
                        (Registrant's telephone number)

Item 5.  Other Events.

     On July 7, 1999, Imperial Credit Commercial Mortgage Investment Corp. (the "Registrant") issued a press release announcing that it had terminated its $300 million warehouse line and resold certain mortgage loans to affiliates. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.  Exhibit

     Exhibit 99.1  Press release of the Registrant, dated July 7, 1999

                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


       IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.

By:             /s/  MICHAEL MELTZER
      ----------------------------------------------------------
          Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  July 7, 1999

                                 EXHIBIT INDEX



     Exhibit
       No.                              Description
       ---                              -----------

     99.1           Press release of the Registrant dated July 7, 1999